UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 25, 1998
                (DATE OF EARLIEST EVENT REPORTED: AUGUST 24, 1998)


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                              KEEBLER FOODS COMPANY
             (Exact name of Registrant as specified in its charter)



        DELAWARE                       NO. 001-13705             36-3839556
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



                       677 LARCH AVE., ELMHURST, IL 60126
                    (Address of principal executive offices)

                                  630-833-2900
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On August 24, 1998, Keebler Foods Company, a Delaware corporation (the "Company"), President International, Inc., a Delaware corporation ("PII"), and President International Trade and Investment Corporation, a company limited by shares under the International Business Companies Ordinance of the British Virgin Islands ("Parent"), jointly announced that the Company, PII and Parent had entered into a Stock Purchase Agreement dated as of August 24, 1998 (the "Stock Purchase Agreement"), pursuant to which the Company shall acquire from Parent all of the issued and outstanding capital stock of PII.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements:  Not applicable

(b)       Pro Forma Financial Information:  Not applicable

(c)       Exhibits

         EXHIBIT NO.                DOCUMENT
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             99.1                   Press Release dated as of August 24, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      KEEBLER FOODS COMPANY



                  By:                    /S/ JAMES T. SPEAR
                       ---------------------------------------------------------
                       Name:    James T. Spear
                       Title:   Vice President Finance and Corporate Controller

                       Date:    August 25, 1998

                                  EXHIBIT INDEX



         EXHIBIT NO.                DOCUMENT
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             99.1                   Press Release dated as of August 24, 1998